NU HORIZONS ELECTRONICS CORP.
                    70 Maxess Road      Melville, NY 11747
                      631-396-5000      Fax: 631-396-5060


Company Contact:  Paul Durando
                  Nu Horizons Electronics Corp.
                  631-396-5000


FOR IMMEDIATE RELEASE
---------------------


          NU HORIZONS REPORTS FINANCIAL AND OPERATING RESULTS FOR THE SECOND
                          QUARTER OF FISCAL YEAR 2004


MELVILLE, NY, October 2, 2003 --- Nu Horizons Electronics Corp. (Nasdaq/NM:
NUHC), a leading distributor of active and passive electronic components today reported financial and operating results for the second quarter and six months ended August 31, 2003.

Net sales for the quarter ended August 31, 2003 were $80.0 million compared to $80.3 million for the comparable period last year. Net loss for the quarter was $623,000 or $0.04 per share on 16,681,145 basic shares outstanding, compared with net income of $254,000 or $0.02 per share on 16,646,868 basic shares outstanding ($0.02 per share on 16,714,882 diluted shares) in the same period last year.

For the six months ended August 31, 2003, net sales decreased to $152.8 million from $155.3 million in the comparable period last year. Net loss for the first half of fiscal 2004 was $1,454,000 or $0.09 per share on 16,678,093 basic shares outstanding, compared with net income of $262,000, or $0.02 per share on 16,641,658 basic shares outstanding ($0.02 per share on 16,783,837 diluted shares) in the year-earlier period.

Arthur Nadata, president and chief executive officer of Nu Horizons, said, "Sales were flat for the three month period and down marginally for the six month period year over year. We are encouraged by the sequential quarterly improvement in our sales volume, which increased $7.2 million from $72.8 million to $80.0 million.

Nadata continued, "This sequential sales growth came entirely from our Nu Horizons Asia Pacific and Titan Supply Chain Services operations, with our domestic core business remaining flat. Those operations generally yield lower gross margins than those available to our North American core business. As a result, our overall gross margin fell to 18.0% for the quarter from 19.3% in the sequential prior quarter with no reduction in domestic gross margin.

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


Nadata concluded, "Continuing slow demand in the component marketplace coupled with poor near term visibility makes it difficult to estimate our overall sales volume and earnings for the next several quarters. Nevertheless, we believe that through our continuing focus on our `design in' component sales strategies and continuing efforts to penetrate the Asian marketplace and expand our global capabilities, we will continue to move forward during this downturn and be well positioned to profit from an eventual market recovery."

A conference call to further discuss earnings will be held today at 4:15 PM ET. The call can be accessed by dialing (800) 915-4836, (international, dial 1-973-317-5319). A rebroadcast of the call will be available after the call, beginning at 7:00 pm ET at (800)-428-6051 (international, dial 973-709-2089) confirmation code 307564 . A webcast of the call will also be available, online live, at WWW.NUHORIZONS.COM. A transcript of the webcast will remain available on the website for a period of twelve months, beginning one week after the call. In connection with the conference call, Nu Horizons has posted on its website certain information regarding its second quarter results.

Nu Horizons is a national distributor of high technology electronic components, which provide innovative, total semiconductor solutions through products and technologies that are faster, smaller and lower powered. Nu Horizons was established in 1982 and currently has 35 branch and subsidiary offices located in the U.S., Asia and Europe. For more information, visit the Nu Horizons' home page at HTTP://WWW.NUHORIZONS.COM.

Except for historical information contained herein, the matters set forth above may be forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of management, as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors such as the level of business and consumer spending for electronic products, the amount of sales of the Company's products, the competitive environment within the electronics industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company's expansion efforts, economic conditions in the semiconductor industry and the financial strength of the Company's customers and suppliers. The Company does not undertake any obligation to update such forward-looking statements. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.


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                                 (Tables Follow)

                 NU HORIZONS ELECTRONICS CORP. AND SUBSIDIARIES
                 ----------------------------------------------
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                 -----------------------------------------------
                                   (unaudited)

                                                              For the Six Months Ended                   For the Three Months Ended
                                                   August 31, 2003        August 31, 2002       August 31, 2003      August 31, 2002

NET SALES                                        $     152,768,252     $     155,321,995      $      79,965,110    $      80,309,727
                                                   ---------------     -----------------      -----------------    -----------------

COSTS AND EXPENSES:
   Cost of sales                                       124,341,742           126,296,049             65,570,341           65,748,059
   Operating expenses                                   30,755,068            28,335,839             15,401,486           14,071,202
   Interest expense                                         77,588                69,493                 57,066               21,664
   Interest income                                        (101,217)                   -                 (92,313)                  -
                                                 ------------------    -----------------      ------------------   ----------------
                                                       155,073,181           154,701,381             80,936,580           79,840,925
                                                 -----------------     -----------------      -----------------    -----------------

INCOME (LOSS) BEFORE PROVISION
  FOR INCOME TAXES AND MINORITY
  INTERESTS                                             (2,304,929)              620,614               (971,470)             468,802

   Provision (credit) for income taxes                  (1,017,601)              213,091               (432,497)             167,826
                                                 ------------------    -----------------      ------------------   -----------------

INCOME (LOSS) BEFORE MINORITY INTERESTS                 (1,287,328)              407,523               (538,973)             300,976

   Minority interest in earnings of subsidiaries           166,895               145,493                 83,879               46,648
                                                 -----------------     -----------------      -----------------    -----------------

NET INCOME (LOSS)                                       (1,454,223)              262,030               (622,852)             254,328
                                                 ------------------    -----------------      ------------------   -----------------

NET INCOME (LOSS) PER COMMON SHARE:

   Basic                                         $           (.09)     $            .02       $           (.04)    $            .02
                                                 =================     ================       =================    ================

   Diluted                                                      NA     $            .02                      NA    $            .02
                                                 =================     ================       =================    ================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                16,678,093            16,641,658             16,681,145           16,646,868
   Diluted                                              17,155,677            16,783,837             17,292,653           16,714,882



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



                 NU HORIZONS ELECTRONICS CORP. AND SUBSIDIARIES
                 ----------------------------------------------
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      -------------------------------------

                                                                                              August 31,             February 28,
                                                                                          -------------------     ------------------
                                                                                                 2003                    2003
                                                                                              (unaudited)
                                            ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                              $     27,387,441        $      31,345,616
   Accounts receivable - net of allowance of doubtful accounts of $3,988,958
     and $4,083,590 for August 31, 2003 and February 28, 2003, respectively                     49,403,927               39,092,343
   Inventories                                                                                  63,642,144               66,073,022
   Prepaid expenses and other current assets                                                     2,010,921                2,952,665
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------
TOTAL CURRENT ASSETS                                                                           142,444,433              139,463,646

PROPERTY, PLANT AND EQUIPMENT - NET (Note 2)                                                     4,703,895                5,150,499

OTHER ASSETS:
   Subordinated note receivable (Note 3)                                                         2,000,000                2,000,000
   Other assets                                                                                  1,502,084                1,485,044
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------

                                                                                          $    150,650,412        $     148,099,189
                                                                                          ====================    ==================
                                                                                          ====================    ==================

                             LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                                       $     22,094,077        $      16,732,172
   Accrued expenses                                                                              4,353,053                5,939,395
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------
TOTAL CURRENT LIABILITIES                                                                       26,447,130               22,671,567
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------

LONG TERM LIABILITIES:
   Deferred income taxes                                                                           258,278                  252,832
                                                                                          --------------------    ------------------
TOTAL LONG-TERM LIABILITIES                                                                        258,278                  252,832
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------

MINORITY INTEREST IN SUBSIDIARIES                                                                1,349,344                1,182,449
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
   Preferred stock, $1 par value, 1,000,000 shares authorized; none issued or outstanding               -                        -
   Common stock, $.0066 par value, 20,000,000 shares authorized; 16,681,145 and 16,663,817
     shares issued and outstanding for August 31, 2003 and February 28, 2003, respectively         110,095                  109,981
   Additional paid-in capital                                                                   42,991,588               42,925,545
   Retained earnings                                                                            80,044,536               81,498,759
   Other accumulated comprehensive income (loss)                                                  (470,431)                (541,944)
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------
                                                                                               122,675,788              123,992,341
   Less Loan to ESOP                                                                                80,128                       -
                                                                                          --------------------    ------------------
                                                                                          --------------------    ------------------
TOTAL SHAREHOLDERS' EQUITY                                                                     122,595,660              123,992,341
                                                                                          --------------------    ------------------

                                                                                          $    150,650,412        $     148,099,189
                                                                                          ====================    ==================


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